SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant  / /
Filed by a Party other than the Registrant /x/

Check the appropriate box:
/ / Preliminary Proxy Statement            / / Confidential, for use of the
                                               Commission only (as permitted
                                               By Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-12


                            WACHOVIA CORPORATION
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              (Name of Registrant As Specified In Its Charter)


                            SUNTRUST BANKS, INC.
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1)       Title of each class of securities to which transaction applies:

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2)       Aggregate number of securities to which transaction applies:

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3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)       Proposed maximum aggregate value of transaction:

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5)       Total fee paid:

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/ /      Fee paid previously with preliminary materials.

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/ /      Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)       Amount previously paid:

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2)       Form, Schedule or Registration Statement No.

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3)       Filing party:

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4)       Date filed:

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                ADDITIONAL PARTICIPANTS IN THE SOLICITATION
                         BY SUNTRUST BANKS, INC. OF
                    SHAREHOLDERS OF WACHOVIA CORPORATION

         The following persons are additional participants in SunTrust's solicitation of Wachovia shareholders: Tom Cornish (Executive Vice President, Corporate International Banking, Miami, Florida), Stuart Fauber (President, Commercial Banking, Mid-Atlantic Banking Unit), Dell Keith (Senior Vice President of the Brunswick, Georgia Division), Lynda Long (First Vice President, Market Management, Atlanta), Lanier Miles (Executive Vice President of the Brunswick, Georgia Division), Robert Moorefield (President of Commercial Banking, Mid-Atlantic Banking Unit), Jerry Strickland (Senior Vice President of the Brunswick, Georgia Division), Kathy Young (First Vice President, Human Resources, Atlanta, Georgia).